Buffalo Small Cap Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)
COMMON STOCKS - 97.0%	Shares	Value
Consumer Discretionary - 11.4%
Broadline Retail - 1.4%
Ollie's Bargain Outlet Holdings, Inc.(a)	129,590	9,834,585
Diversified Consumer Services - 0.5%
European Wax Center, Inc. - Class A(a)	255,623	3,473,917
Hotels, Restaurants & Leisure - 5.2%
Everi Holdings, Inc.(a)	425,018	4,789,953
First Watch Restaurant Group, Inc.(a)	593,717	11,933,712
Portillo's, Inc. - Class A(a)	562,305	8,957,519
Wingstop, Inc.	43,391	11,133,263
		36,814,447
Household Durables - 2.4%
Lovesac Co.(a)	280,702	7,171,936
Skyline Champion Corp.(a)	134,340	9,976,088
		17,148,024
Textiles, Apparel & Luxury Goods - 1.9%
Steven Madden Ltd.	336,067	14,114,813
Total Consumer Discretionary		81,385,786
Consumer Staples - 4.2%
Beverages - 2.7%
Celsius Holdings, Inc.(a)	62,505	3,407,773
MGP Ingredients, Inc.	159,670	15,730,688
		19,138,461
Personal Care Products - 1.5%
BellRing Brands, Inc.(a)	188,480	10,447,446
Total Consumer Staples		29,585,907
Energy - 3.9%
Energy Equipment & Services - 2.6%
Cactus, Inc. - Class A	199,235	9,045,269
ChampionX Corp.	330,085	9,641,783
		18,687,052
Oil, Gas & Consumable Fuels - 1.3%
Matador Resources Co.	164,990	9,381,331
Total Energy		28,068,383
Financials - 11.1%
Banks - 1.8%
Bancorp, Inc.(a)	328,329	12,660,366
Capital Markets - 3.6%
Hamilton Lane Inc. - Class A	154,493	17,525,686
Open Lending Corp.(a)	967,905	8,236,872
		25,762,558
Financial Services - 2.0%
Shift4 Payments, Inc. - Class A(a)	195,272	14,516,520
Insurance - 3.7%
BRP Group, Inc. - Class A(a)	408,415	9,810,128
Kinsale Capital Group, Inc.	15,130	5,067,188
Palomar Holdings, Inc.(a)	204,603	11,355,467
		26,232,783
Total Financials		79,172,227
Health Care - 20.2%
Biotechnology - 3.0%
Arrowhead Pharmaceuticals, Inc.(a)	126,510	3,871,206
Avid Bioservices, Inc.(a)	798,560	5,190,640
Halozyme Therapeutics, Inc.(a)	343,924	12,711,430
		21,773,276
Health Care Equipment & Supplies - 6.7%
Establishment Labs Holdings, Inc.(a)	297,450	7,700,981
Inspire Medical Systems, Inc.(a)	44,440	9,040,429
Lantheus Holdings, Inc.(a)	16,905	1,048,110
QuidelOrtho Corp.(a)	140,070	10,323,159
STAAR Surgical Co.(a)	147,450	4,601,915
TransMedics Group, Inc.(a)	91,291	7,205,599
Treace Medical Concepts, Inc.(a)	677,733	8,641,096
		48,561,289
Health Care Providers & Services - 7.5%
Castle Biosciences, Inc.(a)	502,774	10,849,863
HealthEquity, Inc.(a)	74,969	4,970,445
Natera, Inc.(a)	170,098	10,654,939
Option Care Health, Inc.(a)	309,185	10,416,443
Privia Health Group, Inc.(a)	218,025	5,021,116
Progyny, Inc.(a)	302,900	11,261,822
		53,174,628
Life Sciences Tools & Services - 1.6%
Maravai LifeSciences Holdings, Inc. - Class A(a)	512,440	3,356,482
OmniAb Operations, Inc.(a)(b)	47,436	474
OmniAb Operations, Inc.(a)(b)	47,436	474
OmniAb, Inc.(a)	1,219,955	7,527,122
		10,884,552
Pharmaceuticals - 1.4%
Ligand Pharmaceuticals, Inc.(a)	135,482	9,676,124
Total Health Care		144,069,869
Industrials - 21.2%
Building Products - 8.2%
Advanced Drainage Systems, Inc.	83,880	11,796,883
AZEK Co., Inc.(a)	393,035	15,033,589
Janus International Group, Inc.(a)	1,001,285	13,066,769
PGT Innovations, Inc.(a)	437,495	17,806,047
		57,703,288
Construction & Engineering - 0.6%
MYR Group, Inc.(a)	31,890	4,612,251
Electrical Equipment - 1.2%
Shoals Technologies Group, Inc. - Class A(a)	547,317	8,505,306
Machinery - 3.8%
Chart Industries, Inc.(a)	84,295	11,491,937
John Bean Technologies Corp.	80,170	7,972,907
Kornit Digital Ltd.(a)	394,160	7,552,106
		27,016,950
Professional Services - 5.7%
FTI Consulting, Inc.(a)	50,880	10,132,752
ICF International, Inc.	119,159	15,978,030
NV5 Global, Inc.(a)	125,830	13,982,230
		40,093,012
Trading Companies & Distributors - 1.7%
Karat Packaging, Inc.	169,087	4,201,812
Transcat, Inc.(a)	40,000	4,373,200
WESCO International, Inc.	19,855	3,452,387
		12,027,399
Total Industrials		149,958,206
Information Technology - 22.5%
Communications Equipment - 3.1%
Calix, Inc.(a)	334,369	14,608,582
Ciena Corp.(a)	156,605	7,048,791
		21,657,373
IT Services - 3.3%
BigCommerce Holdings, Inc.(a)	741,070	7,210,611
Endava PLC - ADR(a)	208,160	16,205,255
		23,415,866
Semiconductors & Semiconductor Equipment - 3.5%
Silicon Laboratories, Inc.(a)	71,460	9,452,014
SiTime Corp.(a)	33,110	4,042,069
Universal Display Corp.	61,243	11,713,336
		25,207,419
Software - 12.6%
DoubleVerify Holdings, Inc.(a)	553,604	20,361,555
Five9, Inc.(a)	111,565	8,779,050
PagerDuty, Inc.(a)	296,510	6,864,207
PROS Holdings, Inc.(a)	321,001	12,451,629
Tenable Holdings, Inc.(a)	222,380	10,242,823
Varonis Systems, Inc.(a)	255,810	11,583,077
Vertex, Inc. - Class A(a)	315,497	8,499,489
Zuora, Inc. - Class A(a)	1,064,884	10,009,910
		88,791,740
Total Information Technology		159,072,398
Materials - 2.5%
Construction Materials - 2.5%
Summit Materials, Inc. - Class A(a)	471,311	18,126,621
TOTAL COMMON STOCKS (Cost $565,897,832)		689,439,397

SHORT-TERM INVESTMENTS - 3.3%
Money Market Funds - 3.3%	Shares
Fidelity Government Portfolio - Class Institutional, 5.25%(c)	23,638,398	23,638,398
TOTAL SHORT-TERM INVESTMENTS (Cost $23,638,398)		23,638,398
TOTAL INVESTMENTS - 100.3% (Cost $589,536,230)		$713,077,795
Liabilities in Excess of Other Assets - (0.3)%		(2,035,695)
TOTAL NET ASSETS - 100.0%		$711,042,100

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s
Financial  Services LLC  (“S&P”).  GICS is a  service mark of MSCI,  Inc. and  S&P and has been licensed  for use by  U.S. Bank  Global  Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company
(a) Non-income producing security.
(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $948 or 0.0% of net assets as of December 31, 2023.

(c) The rate shown represents the 7-day effective yield as of December 31, 2023.

INVESTMENT  VALUATION  (UNAUDITED)

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK
Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at December 31, 2023 (Unaudited)
In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. As of December 31, 2023, the Fund held 2 securities where a fair value factor was applied, with a market value of $949, or 0.00% of Net Assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2023. These assets are measured on a recurring basis.

Buffalo Small Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$689,438,448	-	$949	$689,439,397
Short Term Investments	23,638,398	-	-	23,638,398
Total*	$713,076,846	-	$949	$713,077,795

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2023:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended December 31, 2023
Fair Value as of 03/31/2023	$949
Purchases	-
Sales	-
Fair Value as of 12/31/2023	$949
The change in unrealized appreciation/(depreciation) for Level 3 securities still held at June 30, 2023 was $0.

The following is a summary of quantitative information about level 3 valued measurements:

Buffalo Small Cap Fund
	Value at December 31, 2023	Valuation Technique(s)
Common Stocks	$949	Acquisition Cost

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2023.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2023. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2023.  The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.